                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  September 6, 2001
                                                   -----------------------


                              MACROCHEM CORPORATION
          ------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




         Delaware                        0-13634                04-2744744
----------------------------       -----------------      ---------------------
(STATE OR OTHER JURISDICTION          (COMMISSION             (IRS EMPLOYER
      OF INCORPORATION)               FILE NUMBER)         IDENTIFICATION NO.)




            110 Hartwell Avenue, Lexington, Massachusetts 02421-3134
          ------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER:   (781) 862-4003
                              ----------------------------



                                      N/A
--------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.    OTHER EVENTS
           ------------

     Attached is a Press Release issued by the Registrant on September 5, 2001 (the "Press Release").


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

(C)  EXHIBITS:
     --------

     99.1.  Press Release of the Registrant dated September 5, 2001.
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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            MacroChem Corporation


 Date:  September 6, 2001    By: /s/  Bernard R. Patriacca
                                 --------------------------
                             Name:    Bernard R. Patriacca
                             Title:   Vice President, Chief Financial Officer
                                       and Treasurer
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                                 EXHIBIT INDEX


     The following designated exhibit is filed herewith:

     99.1  Press Release of the Registrant dated September 5, 2001.